Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.
Statement of Additional Information

Baird LargeCap Fund
(Investor Class: BHGSX)
(Institutional Class: BHGIX)

Baird MidCap Fund
(Investor Class: BMDSX)
(Institutional Class: BMDIX)

May 1, 2011
As Supplemented on November 22, 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2011 of the Baird LargeCap Fund and the Baird MidCap Fund (each a “Fund” and collectively the “Funds”).  Each Fund is a series of Baird Funds, Inc. (the “Company”).  This SAI contains additional information about principal strategies and risks already described in the Prospectus, as well as descriptions of non-principal strategies not described in the Prospectus.  Copies of the Funds’ Prospectus may be obtained, free of charge, by writing the Funds at 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling (toll-free) 1-866-44BAIRD, or on the Funds’ website at www.bairdfunds.com.  You should read this SAI together with the Prospectus and retain it for further reference.

The Funds’ audited financial statements for the year ended December 31, 2010 are incorporated herein by reference to the Funds’ 2010 Annual Report.  A copy of the Annual Report may be obtained without charge by calling the Funds (toll-free) at 1-866-44BAIRD.

BAIRD FUNDS, INC.

The Company is an open-end, diversified management investment company.  Each Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000.  The Company is authorized to issue shares of common stock in series and classes.  Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class.  The Company also offers five fixed income funds that are described in a separate Prospectus and SAI.

INVESTMENT STRATEGIES AND RISKS

General Information Regarding the Funds

Robert W. Baird & Co. Incorporated (the “Advisor”) may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, options and stock purchase rights (“equity securities”).

Note on Percentage Limitations

Whenever an investment objective, policy or strategy of a Fund set forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid securities.  Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation.  As a result, due to market fluctuations, cash inflows or outflows or other factors, the Fund may exceed such percentage limitations from time to time.

Ratings.  The ratings of Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) and other nationally recognized statistical rating organizations represent their opinions as to the quality of debt securities.  Investment grade securities are securities that are of medium to high-quality and are rated in any of the four highest long-term credit rating categories by at least one nationally recognized statistical rating organization (e.g., BBB or above by S&P, BBB or above by Fitch or Baa or above by Moody’s).  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Advisor will consider such an event in determining whether a Fund should continue to hold the security.

Securities Lending.  As a non-principal investment strategy, the Funds may lend their portfolio securities to unaffiliated domestic broker-dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned.  The Funds lend their portfolio securities in order to increase their return because of the interest and other income the Funds can earn from investing the collateral.  During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.  Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under “Money Market Instruments,” or any combination thereof.  There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers deemed by the Advisor to be of good standing and when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks.  When a Fund lends its securities, the Fund continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations.  A Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.  Dividends received by a Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

The Funds’ securities lending agent is U.S. Bank, the Funds’ custodian.  U.S. Bank receives a fee for its services as securities lending agent.  Some of U.S. Bank’s services may be delegated to U.S. Bancorp Asset Management, Inc. (formerly known as FAF Advisors, Inc.), an affiliate of the Funds’ custodian, transfer agent and administrator.  Investments of the cash collateral received from borrowers of the Funds’ securities are made by U.S. Bancorp Asset Management, Inc. in accordance with applicable guidelines.  The Funds have policies and procedures designed to ensure that securities are loaned only to qualified borrowers, that investments of the cash collateral are consistent with applicable guidelines, that the amount of cash collateral received is at least equal to the market value of the securities on loan (which are marked to market on a daily basis), and that the loans can be called on demand.

An investment of the cash collateral made by the Funds’ securities lending agent in asset-backed commercial paper originally issued by the KKR Atlantic Funding Trust (now called the Atlantic East Funding, LLC) has experienced an unrealized loss and is priced at fair value by the Valuation Committee of the Advisor.  As of March 31, 2011, the fair value of the Funds’ interest in Atlantic East Funding LLC represented 0.51% and 0.45% of the total net assets of the LargeCap Fund and MidCap Fund, respectively.  The Funds have obtained an agreement from the Funds’ transfer agent and administrator (and/or certain of its affiliates) to cover losses on the investment up to a certain amount.

Money Market Instruments.  As a non-principal investment strategy, the Funds may invest from time to time in “money market instruments,” a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 13 months or less.  These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of the Fund’s net assets at the time of purchase.  The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time A-1 by S&P, Prime-1 by Moody’s or a similar short-term credit rating by another nationally recognized statistical rating organization.  In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund as previously described.

The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  The Funds invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

Repurchase Agreements.  As a non-principal investment strategy, the Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  During the term of the repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the repurchase agreement at not less than 102% of the repurchase price.  Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.  The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository.  Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Companies and Index-Based Investments.  As a non-principal investment strategy, the Funds may invest from time to time in securities issued by other investment companies within the limits prescribed by the 1940 Act.  These investment companies may include money market mutual funds, exchange-traded funds and other mutual funds.  The Funds typically invest in money market mutual funds when the stock markets are expected to decline or when attractive equity investments are otherwise unavailable.  A Fund may acquire exchange-traded funds and other mutual funds as a means of investing cash temporarily in instruments that may generate returns comparable to the Fund’s benchmark index.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

The Funds may invest in investment companies or vehicles (such as exchange traded funds) that seek to track the composition and performance of a specific index.  For example, without limitation, the LargeCap Fund may invest in iShares Russell 1000 Growth Index Fund, iShares S&P 500 Growth Index Fund, iShares S&P Index Fund or SPDR S&P 500 ETF; and the MidCap Fund may invest in iShares Russell Midcap Growth Index Fund, iShares Russell Midcap Index Fund, iShares S&P MidCap 400 Growth Index Fund or iShares S&P MidCap 400 Index Fund.  Investments in index-based investments are subject to the same risks as investments in the securities that comprise the index.  Accordingly, the market price of index-based investments fluctuates in relation to changes in the value of the underlying portfolio of securities.

U.S. Government Obligations.  As a non-principal investment strategy, the Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance.  The Funds may also invest in other securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), commonly referred to as “Fannie Mae”, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation (“FHLMC”), commonly referred to as “Freddie Mac”, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  For instance, securities issued by GNMA are supported by the full faith and credit of the United States, while securities issued by FNMA and FHLMC are supported only by the discretionary authority of the U.S. government.  In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, an independent regulator.  The U.S. government also took steps to provide additional financial support to FNMA and FHLMC.  While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as those listed above, no assurance can be given that it will always do so.  The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships.  The report and recommendations were required to be submitted to Congress no later than January 31, 2011.

Borrowings and Reverse Repurchase Agreements.  As a non-principal investment strategy, the Funds may borrow money to the extent allowed (as described below) to meet shareholder redemptions from banks or through reverse repurchase agreements. If the securities held by a Fund should decline in value while borrowings are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value suffered by the Fund’s securities.  As a result, a Fund’s net asset value may be subject to greater fluctuation until the borrowing is paid off.  The Funds have established a line of credit with their custodian bank by which each Fund may borrow money for temporary or emergency purposes.  Each Fund may pledge assets to secure bank borrowings up to applicable limits, if any.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), the Fund will place in a segregated custodial account U.S. government securities or other liquid securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

Preferred Stocks.  As a non-principal investment strategy, the Funds may invest in preferred stocks.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock but after bond owners.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.  The Funds will limit their investments in preferred stock to no more than 5% of their respective net assets.

When-Issued Purchases, Delayed Delivery and Forward Commitments.  As a non-principal investment strategy, the Funds may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  When a Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when portfolio securities are set aside to cover such purchase commitments than when cash is set aside.  In the case of a forward commitment to sell portfolio securities, a Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.  When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases, a Fund may realize capital gains or losses.

When the Funds engage in when-issued, delayed delivery and forward commitment transactions, the Funds rely on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities the Fund has committed to purchase until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Options Trading.  As a non-principal investment strategy, the Funds may purchase put and call options.  Option purchases by a Fund will not exceed 5% of the Fund’s net assets.  Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.  This is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option.

However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.  In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Advisor.  Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction.  The Funds bear the risk that the broker-dealer will fail to meet its obligations.  There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position.  Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index.  Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Funds may purchase put options on portfolio securities at or about the same time that the Funds purchase the underlying security or at a later time.  By buying a put, a Fund limits the risk of loss from a decline in the market value of the security until the put expires.  Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security.  A call option may also be purchased to increase a Fund’s return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.  Prior to its expiration, a purchased put or call option may be sold in a “closing sale transaction” (a sale by a Fund, prior to the exercise of the option that the Fund has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.  In addition, the Funds may sell covered call options listed on a national securities exchange.  Such options may relate to particular securities or to various indices.  A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund.  A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value.  A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of a Fund’s assets subject to covered options written by the Fund will not exceed 5% of the value of its net assets.

A Fund’s obligations under a covered call option written by the Fund may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written.  Such a purchase does not result in the ownership of an option.  A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms.  The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.  An option position may be closed out only on an exchange that provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option.  A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period.  A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.  Except to the extent that a written call option on an index is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding.  The use of covered call options will not be a primary investment technique of the Funds.  When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities.  The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated.  Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period.  If a covered call option on a security is exercised, a Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market.  In either event, the proceeds of the sale will be increased by the net premium originally received, and a Fund will realize a gain or loss.  Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities a Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts and Related Options.  As a non-principal investment strategy, the Advisor may determine that it would be in the best interest of a Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which the Fund intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective equity index or to reduce transaction costs.  For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  No physical delivery of the underlying stocks in the index is made.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included.  Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index.  In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks.  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”).  Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Funds may sell index futures contracts. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, the Funds may purchase index futures contracts.  In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures contracts in anticipation of changes in the composition of their portfolio holdings.  For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund; and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of the Fund to close open futures positions, which could have an adverse impact on the Fund’s ability to hedge.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if a Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Successful use of futures by the Funds is also subject to the Advisor’s ability to correctly predict movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because the Fund will have approximately equal offsetting losses in its futures positions.  In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract.  Initially, in accordance with the terms of the exchange on which such futures contract is traded, a Fund may be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract.  This amount is known as initial margin.  The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out.   Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

In connection with a futures transaction, unless the transaction is covered in accordance with the Securities and Exchange Commission (the “SEC”) positions, a Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid securities equal to the entire amount at risk (less margin deposits) on a continuous basis.  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of a Fund’s respective net assets are at risk.

Foreign Securities and American Depositary Receipts (“ADRs”).  As a non-principal investment strategy, each Fund may invest up to 15% of its total assets in foreign equity securities including ADRs.  Foreign equity securities are equity securities issued by a corporation or other issuer domiciled outside the United States that derives more than 50% of its assets or revenues from outside the U.S.  The Funds may invest in sponsored and unsponsored ADRs.  ADRs are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.  The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.  Investments in ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls.  Such securities may also be subject to greater fluctuations in price than securities of domestic corporations.  In addition, there may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

While “sponsored” and “unsponsored” ADR programs are similar, there are differences regarding ADR holders’ rights and obligations and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility.  Holders of unsponsored ADRs generally bear all the costs of the ADR facility.  The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement.  The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders.  With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees.  Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer’s request.

Cash or Similar Investments; Temporary Strategies

As a non-principal investment strategy, under normal market conditions, each Fund may invest up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit.  In addition, in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions, the Advisor may invest up to 100% of a Fund’s total assets in such investments.  When a Fund takes a temporary position, the Fund may not achieve its investment objective.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives.

Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the investment objective of a Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be taxed at ordinary income rates for federal income tax purposes.  The table below shows the portfolio turnover rate for each Fund for the last two fiscal years.

	Portfolio Turnover Rate During Fiscal Years Ended December 31,
	2010	2009
LargeCap Fund	52.0%	58.7%
MidCap Fund	62.7%	61.3%

INVESTMENT OBJECTIVES AND LIMITATIONS

Investment Objectives

The investment objective of a Fund cannot be changed without shareholder approval, which requires the approval of a “majority of the Fund’s outstanding voting securities,” as defined below.

Fundamental Investment Limitations

The Funds are subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of a Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Each Fund:

1.           May not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.           May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets.  The Fund may also borrow money from other persons to the extent permitted by applicable laws.

3.           May not issue senior securities, except as permitted under the 1940 Act.

4.           May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5.           May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.           May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7.           May not purchase the securities of any issuer if, as a result, more than 25%  of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.           May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

With respect to Fundamental Investment Limitation No. 2, “any longer permissible period” means any longer period authorized by the SEC in accordance with Section 18(f)(1) of the 1940 Act.

With respect to Fundamental Investment Limitation No. 3, the 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions.

With respect to Fundamental Investment Limitation No. 7, each Fund defines “industry” in accordance with the Global Industry Classification Standards (“GICS”), an industry classification system developed by S&P in collaboration with Morgan Stanley Capital International (“MSCI”).  GICS is comprised of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries.  A company is assigned to a single GICS sub-industry according to the definition of its principal business activity as determined by S&P and MSCI.  Revenues are a significant factor in defining principal business activity; however, earnings analysis and market perception are also important criteria for classification.  Each Fund may be concentrated in a sector but will not be concentrated in any industry.

Non-Fundamental Investment Limitations

The following are the Funds’ non-fundamental operating policies, which may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

1.           Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.           Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.           Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

4.           Make any loans, other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) repurchase agreements.

5.           Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls.

6.           Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least a 60-day notice.

Each Fund’s non-fundamental investment policies listed above may be changed with the approval of the Board.  Unless noted otherwise, if a percentage restriction set forth in the Funds’ Prospectus or this SAI is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.  This does not, however, apply to the borrowing policy set forth above.

For purposes of each Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

NET ASSET VALUE

Shares of the Funds are sold on a continual basis at the net asset value (“NAV”) next computed following receipt of an order in proper form by a dealer, the Funds’ distributor, Robert W. Baird & Co. Incorporated (the “Distributor”), or U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).  Shares of the Funds may be purchased or redeemed only on days the New York Stock Exchange (“NYSE”) is open.

The NAV per share for each class of shares of a Fund is determined as of the close of regular trading on the NYSE (currently, 3:00 p.m., Central time), Monday through Friday, except on days the NYSE is not open.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The NAV per share of a Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividends accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class.  The result, rounded to the nearest cent, is the NAV per share.

When determining NAV, expenses are accrued and applied daily.  Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange (including NASDAQ) for which there were no transactions on a given day, and securities not listed on a national securities exchange (including NASDAQ), are valued at the average of the most recent bid and asked prices.  Debt securities are generally valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost plus or minus any amortized discount or premium.  Investments in mutual funds are valued at their stated NAV.  Any securities or other assets for which market quotations are not readily available or are not priced by an independent pricing service are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board.  In accordance with such procedures, the Advisor may use broker quotes or obtain prices from an alternative independent pricing service or, if the broker quotes or prices from an alternative independent pricing service are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

The calculation of the NAV of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of NAV of the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Fees for Certain Shareholder Services. Broker-dealers and other financial intermediaries may be paid by the Advisor, the Distributor or the Funds for advertising, distribution or shareholder services.  These payments may be in addition to any amounts paid by the Funds under the distribution and shareholder servicing plan adopted by the Board (see “Distribution Plan,” below).  Depending on the terms of the particular account, broker-dealers and other financial intermediaries also may charge their customers fees for automatic investment, redemption and other services provided.  Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income.  The intermediaries are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Suspension of Redemption Right.  Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.  The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Redemption in Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the NAV of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash.

Involuntary Redemptions.  In addition to the situations described in the Funds’ Prospectus under “General Transaction Policies,” a Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus.

Exchange Privilege. By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing or by telephone from any person representing himself to be the shareholder, or, in some cases, the shareholder’s registered representative or account representative of record, and believed by the Transfer Agent to be genuine.  The Transfer Agent’s records of such instructions are binding.  The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt.  Shares of the new Fund into which the shareholder is investing will be purchased at the NAV per share next determined after acceptance of the request by the Fund’s Transfer Agent in accordance with the policies for accepting investments.  Exchanges of shares will be available only in states where they may legally be made.

Automatic Investment Plan.  The Investor Class and Institutional Class shares of the Funds offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly or quarterly basis ($100 minimum per transaction).  Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount from the shareholder’s account each month or quarter and applies the amount to the purchase of Fund shares.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  No service fee is currently charged by a Fund for participation in the Automatic Investment Plan.

The Automatic Investment Plan permits an investor to use “Dollar Cost Averaging” in making investments.  Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals.  This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices.  In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis.  Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends.  Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market.  In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price.

Systematic Withdrawal Plan.  The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current NAV at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

In-Kind Payments.  Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus.  For further information about this form of payment, contact the Funds (toll-free) at 1-866-44BAIRD.  In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

Individual Retirement Accounts (Investor Class Only).  The Company has a plan (the “Traditional IRA”) available for use by individuals with earned income who wish to use shares of a Fund as a funding medium for individual retirement saving.  However, except for rollover contributions, an individual who has attained, or will attain, age 70 ½ before the end of the taxable year may only contribute to a Traditional IRA for his or her non-working spouse under age 70 ½.

The Company also has available a Roth Individual Retirement Account (the “Roth IRA”) for retirement saving for use by individuals with earned income.  For 2011, a single individual with adjusted gross income of up to $122,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $179,000), and contributions may be made even after the Roth IRA owner has attained age 70 ½, as long as the account owner has earned income.

The Company permits certain employers (including self-employed individuals) to make contributions to employees’ Traditional IRAs if the employer establishes a Simplified Employee Pension (“SEP”) plan.

Savings Incentive Match Plan for Employees of Small Employers (Investor Class Only).  The Company also has available a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”).  If an employer establishes a SIMPLE IRA Plan, contributions under the SIMPLE IRA Plan are made to eligible employees’ SIMPLE Individual Retirement Accounts (“SIMPLE IRAs”).  Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee’s SIMPLE IRA.  The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee’s salary reduction contributions, up to a limit of 3% of the employee’s compensation.  Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee’s compensation.

In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds.  Any person who wishes to establish a retirement plan account may do so by contacting the Funds (toll-free) at 1-866-44BAIRD.  The complete plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation.  The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

The Company’s Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of seven series (two of which are listed below) (each, a “series” or “Fund”).  Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a “Class”) and consists of the number of shares set forth next to its Fund name in the table below:

Class of Common Stock	Fund in which Stock Represents Interest	Number of Authorized Shares in Each Series

Investor Class	LargeCap Fund	Indefinite
Institutional Class		Indefinite

Investor Class	MidCap Fund	Indefinite
Institutional Class		Indefinite

The remaining series of common stock representing interests in five other investment portfolios are described in a separate SAI.  The Board may classify or reclassify any particular class of shares into one or more additional series or classes.  Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in distributions of investment income and capital gains by the respective class of shares and in the residual assets of the respective class in the event of liquidation.  However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the distribution and shareholder servicing plan (see “Distribution Plan,” below).

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes.  However, if a Fund were to fail to qualify as a regulated investment company and was unable to obtain relief from such failure: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received dividends from a corporation, although corporate shareholders could be eligible for the dividends received deduction.

MANAGEMENT OF THE COMPANY

Under the laws of the State of Wisconsin, the business and affairs of the Funds are managed under the direction of the Board.  The Board is responsible for acting on behalf of the shareholders.

The Company does not normally hold shareholders’ meetings except when required by the 1940 Act or other applicable law.

Board Leadership Structure

The Board is comprised of four Independent Directors – John W. Feldt, Frederick P. Stratton, Jr., Marlyn J. Spear and G. Frederick Kasten, Jr. – and one Interested Director – Cory L. Nettles.  Mr. Kasten, an Independent Director, serves as Chairman of the Board.  The Board has established two standing committees – the Audit Committee and the Nominating Committee.  Mr. Feldt, an Independent Director, serves as Chairman of the Audit Committee.  The Audit Committee and the Nominating Committee are each comprised entirely of Independent Directors.  In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors on the Nominating Committee select and nominate all candidates for Independent Director positions.

Each Director was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Director Qualifications,” below.  The Board reviews its leadership structure regularly.  The Board believes that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board’s role is one of oversight rather than management.  The Board’s committee structure assists with this oversight function.  The Board’s oversight extends to the Funds’ risk management processes.  Those processes are overseen by Fund officers, including the President, Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at Board meetings.

The Advisor reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Company as a whole.  The Advisor reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board has appointed the CCO who reports directly to the Independent Directors and participates in the Board’s regular meetings.   In addition, the CCO presents an annual report to the Board in accordance with the Funds’ compliance policies and procedures.  The CCO, together with the Company’s Secretary, regularly discusses risk issues affecting the Company during Board meetings.  The CCO also provides updates to the Board on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or representatives of the Advisor’s legal department report to the Board in the event any material risk issues arise in between Board meetings.

Directors and Officers

Directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown in the following table.  Each officer and Director holds the same positions with the Company and each Fund.

Name, Address and Age (as of 12/31/10)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
G. Frederick Kasten, Jr. c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 71	Independent Director and Chairman	Indefinite; Since September 2000	Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983).	7	Director of Regal-Beloit Corporation, a manufacturing company.
John W. Feldt c/o University of Wisconsin Foundation 1848 University Avenue Madison, WI 53705 Age: 68	Independent Director	Indefinite; Since September 2000	Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980).	7	Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios); Trustee of Nakoma Mutual Funds, a mutual fund complex (1 portfolio).

Name, Address and Age (as of 12/31/10)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Frederick P. Stratton, Jr. 10134 N. Port Washington Road, #2B Mequon, WI 53092 Age: 71	Independent Director	Indefinite; Since May 2004	Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001).	7	Director of Weyco Group, Inc., a men’s footwear distributor; Director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC.
Marlyn J. Spear, CFA c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 57	Independent Director	Indefinite; Since January 2008	Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978).	7	Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio).
Interested Director
Cory L. Nettles* Generation Growth Capital, Inc. 411 East Wisconsin Avenue, Suite 1710 Milwaukee, WI 53202 Age: 40	Interested Director	Indefinite, Since January 2008	Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003- January 2005).	7	Director of Weyco Group, Inc., a men’s footwear distributor.

* Mr. Nettles is considered an “interested person” of the Company (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Company or the Funds.

Officers

Name, Address and Age (as of 12/31/10)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary Ellen Stanek 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 54	President	Re-elected by Board annually; Since September 2000	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000
Charles B. Groeschell 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 57	Vice President	Re-elected by Board annually; Since January 2010	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000
Todd S. Nichol 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 48	Vice President and Chief Compliance Officer	Re-elected by Board annually; Since August 2004
Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice President, the Advisor (January 2004-January 2005)

Heidi Schneider 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Vice President	Re-elected by Board annually; Since August 2010	Senior Vice President, the Advisor since September 2007; Controller, the Advisor (April 1997-September 2007)
Dominick P. Zarcone 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 52	Treasurer	Re-elected by the Board annually; Since March 2011	Chief Financial Officer, the Advisor, since March 2011; Chief Operating Officer–Investment Banking, the Advisor (June 2004—March 2011); Managing Director, the Advisor since February 1995
Charles M. Weber 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 47	Secretary	Re-elected by Board annually; Since September 2005
Managing Director, the Advisor since January 2009; Senior Vice President, the Advisor (July 2005 – December 2008); Associate General Counsel, the Advisor since July 2005; Partner, Quarles & Brady LLP, a law firm (October 1998-June 2005)

Dustin J. Hutter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Re-elected by the Board annually; Since February 2011
Senior Vice President, the Advisor since January 2011; First Vice President, the Advisor (January 2008—December 2010); Vice President, the Advisor (January 2006—December 2007); Assistant Controller, the Advisor since January 2006

John McVoy 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 26	AML Compliance Officer	Re-elected by Board annually; Since August 2010
AML Compliance Officer and Privacy Officer, the Advisor since June 2010; AML Compliance Officer – Trust & Securities, U.S. Bancorp (August 2008-May 2010); Law Clerk, First American Fund Advisors (May 2007-September 2007)

Name, Address and Age (as of 12/31/10)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew D. Ketter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 36	Assistant Secretary	Re-elected by the Board annually; Since February 2011	First Vice President and Associate General Counsel, the Advisor since September 2010; Associate, Quarles & Brady LLP, a law firm (September 2002 to August 2010)

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Director of the Company.

John W. Feldt.  Mr. Feldt has served as a Director of the Company since September 2000.  He also serves as an independent director of Thompson Plumb Funds, Inc., a mutual fund complex with three portfolios, and an independent trustee of Nakoma Mutual Funds, a mutual fund complex with one portfolio.  While employed with the University of Wisconsin Foundation, Mr. Feldt served as Senior Vice President-Finance from 1985 to 2006, as Vice President-Finance from 1980 to 1985 and as Associate Director from 1967 to 1980.  Through his experience as a director and trustee of mutual funds and his business experience, Mr. Feldt is experienced with financial, accounting, regulatory and investment matters.

Frederick P. Stratton, Jr.  Mr. Stratton has served as a Director of the Company since May 2004.  He also serves as an independent director of Weyco Group, Inc., a men’s footwear distributor, and Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC.  Mr. Stratton has served as Chairman Emeritus of Briggs & Stratton Corporation, a manufacturing company, since 2003.  At Briggs & Stratton Corporation, he also served as Chairman from 2001 to 2002 and Chairman and CEO from 1986 to 2001.  While at Briggs & Stratton Corporation, Mr. Stratton had management responsibilities for the company’s retirement trust assets.  In addition, prior to joining Briggs & Stratton Corporation, he spent eight years as an investment analyst and was a CFA charterholder.  Through his board experience with mutual funds and public companies and his business experience, Mr. Stratton is experienced with financial, accounting, regulatory and investment matters.

Marlyn J. Spear, CFA.  Ms. Spear has served as a Director of the Company since January 2008.  She serves as Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex with one portfolio.  Ms. Spear has served as Chief Investment Officer of the Building Trades United Pension Trust Fund since July 1989.  She served as Investment Officer of Northwestern Mutual Financial Network from 1988 to 1989, as Assistant Vice President of Firstar Trust Company from 1978 to 1987 and as Financial Analyst of Harco Holdings, Inc. from 1976 to 1978.  Ms. Spear has earned the Chartered Financial Analyst designation.  Through her experience as a director and trustee of mutual funds and her business experience, Ms. Spear is experienced with financial, accounting, regulatory and investment matters.

G. Frederick Kasten, Jr.  Mr. Kasten has served as a Director and Chairman of the Company since September 2000.  He serves as an independent director of Regal-Beloit Corporation, a manufacturing company.  Mr. Kasten has held numerous positions with the Advisor including Chairman from January 2000 to December 2005, Chairman and CEO from January 1998 to January 2000, President, Chairman and CEO from June 1983 to January 1998, and President from January 1979 to January 1983.  Through his board experience with mutual funds and public companies and his business experience, Mr. Kasten is experienced with financial, accounting, regulatory and investment matters.

Cory L. Nettles.  Mr. Nettles has served as a Director of the Company since January 2008.  He serves as an independent director of Weyco Group, Inc., a men’s footwear distributor.  He also served as director of The PrivateBank, a financial institution from January 2007 to October 2010.  Mr. Nettles has served as Managing Director of Generation Growth Capital, Inc., a private equity fund, since March 2007.  He is also Of Counsel at Quarles & Brady LLP, a law firm, since January 2005.  Mr. Nettles served as Secretary of the Wisconsin Department of Commerce from January 2003 to January 2005.  Through his experience with investment funds and public companies, his employment experience and his legal training and practice, Mr. Nettles is experienced with financial, accounting, legal, regulatory and investment matters.

Board Committees

The Board has two standing committees — an Audit Committee and a Nominating Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi-annually.  During the fiscal year ended December 31, 2010, the Audit Committee met two times.  John W. Feldt, Marlyn J. Spear and Frederick P. Stratton, Jr., all of whom are Independent Directors, comprise the Audit Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary.  During the fiscal year ended December 31, 2010, the Nominating Committee met once.  John W. Feldt, Marlyn J. Spear and Frederick P. Stratton, Jr., all of whom are Independent Directors, comprise the Nominating Committee.  The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders.  Shareholders who wish to recommend a Director nominee may do so by submitting the appropriate information about the candidate to the Company’s Secretary.

A Valuation Committee, which is not comprised of members of the Board, was established by the Board.  The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of securities and other investments of the Funds when market prices are not readily available or are deemed to be inaccurate or prices are not otherwise provided by a third-party pricing service approved by the Board or an independent dealer, after considering all relevant factors.  The Valuation Committee’s fair value determinations are subsequently reported to the Board. The Valuation Committee meets as necessary when a price is not readily available.  During the fiscal year ended December 31, 2010, the Valuation Committee met five times.  The Valuation Committee consists of: Dominick P. Zarcone, Treasurer; Mary Ellen Stanek, President; Dustin J. Hutter, Assistant Treasurer; Patrick S. Lawton, Managing Director of the Advisor; Mark A. Roble, Managing Director of the Advisor; Jay E. Schwister, Managing Director of the Advisor; Gary A. Elfe, Managing Director of the Advisor; and Todd A. Nichol, Chief Compliance Officer.

Board Compensation

Each Director receives an annual fee of $40,000, plus $5,000 per Board meeting attended ($2,500 per meeting attended by telephone) and reimbursement of travel and related expenses.  In addition, each Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings.  Committee members do not receive compensation for committee meetings attended.  Officers of the Funds receive no compensation or expense reimbursement from the Funds or the Advisor for serving in such capacity, except that the Advisor pays compensation to Todd S. Nichol for his services as Chief Compliance Officer of the Funds.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses.  For the fiscal year ended December 31, 2010, the Directors received the following compensation:

Name of Director	Aggregate Compensation from Funds		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(1)
	Large Cap Fund	Mid Cap Fund
John W. Feldt	$8,080	$8,080	$0	$0	$16,161
G. Frederick Kasten, Jr.	$6,786	$6,786	$0	$0	$13,571
Marlyn J. Spear	$8,080	$8,080	$0	$0	$16,161
Frederick P. Stratton, Jr.	$8,080	$8,080	$0	$0	$16,161
Cory L. Nettles	$7,768	$7,768	$0	$0	$15,536

(1)
Compensation shown in the above table this column represents compensation paid directly by the Funds.  For fiscal 2010, compensation received by the Directors for overseeing all series of the Company, including the other funds within the Fund Complex (not discussed in this SAI), totaled $56,563 for John W. Feldt, $47,500 for G. Frederick Kasten, Jr., $56,563 for Marlyn J. Spear, $56,563 for Frederick P. Stratton, Jr., and $54,375 for Cory L. Nettles.  Of the total amount paid to Directors, $193,974 was paid by the Advisor and the remainder $77,590 was paid directly by the Funds.

Board Ownership of the Funds

As of December 31, 2010, the Directors beneficially owned the following amounts (by dollar range) in the Fund Complex (Note: the Directors only own Institutional Class shares):

Name of Director	LargeCap Fund	MidCap Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John W. Feldt	None	Over $100,000	Over $100,000
Marlyn J. Spear	None	$10,001 - $50,000	Over $100,000
Frederick P. Stratton, Jr.	Over $100,000	Over $100,000	Over $100,000
G. Frederick Kasten, Jr.	None	None	Over $100,000
Cory L. Nettles	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds as of March 31, 2011:

Control Persons of the Fund – LargeCap Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Princor Financial Services Corp. DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50392-0001	57.00%	Record	The Principal Financial Group	DE
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	21.71%	Beneficial	N/A	N/A
Glen F. Hackmann c/o Robert W. Baird & Company, Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	5.49%	Beneficial	N/A	N/A

Control Persons of the Fund – MidCap Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Regents of the University of Colorado 1800 Grant Street, Suite 600 Denver, CO 80203-1148	40.78%	Beneficial	N/A	N/A
Princor Financial Services Corp. DCGT as TTEE and/or CUST FBO Various Qualified Plans 711 High Street Des Moines, IA 50392-0001	26.85%	Record	The Principal Financial Group	DE
Robert W. Baird & Company, Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	9.15%	Record	N/A	N/A
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	6.21%	Beneficial	N/A	N/A
First Trust National Association TTEE FBO Mary Ellen Stanek c/o Robert W. Baird & Company, Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	5.47%	Beneficial	N/A	N/A

Any person that beneficially owns more than 25% of the outstanding shares of a Fund or a Class may be considered a “controlling person” of such Fund or Class.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Funds.

As of March 31, 2011, the officers and Directors of the Company did not own any Investor Class shares of the Funds.  The officers and Directors as a group owned less than 1% of the outstanding Institutional Class shares of the LargeCap Fund and 7.3% of the outstanding Institutional Class shares of the MidCap Fund as of March 31, 2011.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in the over-the-counter market in exchange for negotiated brokerage commissions.  Accordingly, the cost of transactions may vary among different brokers.  With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund’s interests.

The investment advisory agreement between the Company and the Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the most favorable prices and at reasonable commission rates.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis.  In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Agreement authorizes the Advisor to cause the Funds to pay commissions for research and brokerage services, a practice commonly referred to as “soft dollars.”  The Advisor has adopted a soft dollar policy requiring it to undertake a three-step analysis to determine whether a research product or service falls within the Section 28(e) safe harbor.  First, the Advisor must determine whether the product or service constitutes eligible research services under Section 28(e).  Second, the Advisor must determine whether the product or service actually provides lawful and appropriate assistance in the performance of the Advisor’s investment decision-making responsibilities.  Third, the Advisor must make a good faith determination that the amount of the commissions paid by the Funds and other clients of the Advisor is reasonable in light of the value of the research and brokerage products and services provided by the broker-dealer effecting the transaction.

The types of research services that generally are considered eligible under Section 28(e) and that provide lawful and appropriate assistance to the Advisor in performing its investment decision-making responsibilities may consist of advice, either directly or through publications or writings, as to the value of securities or the advisability of purchasing or selling securities; or analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, as well as political factors and other topics related to securities and financial markets.  Typical items that qualify as eligible research include: research reports analyzing the historical or prospective performance of a particular company or stock; discussions with research analysts regarding the advisability of investing in securities; meetings with corporate executives arranged by a broker-dealer to obtain oral reports on the performance of a company; seminars and conferences to the extent they provide substantive content relating to issuers, industries or securities; portfolio analysis software; financial, trade, industry and investment-related publications marketed to a narrow audience; and market, economic, political, company-specific and other data providing substantive content.  The research services may be proprietary research offered by the broker or dealer executing a trade or research offered by third parties through the executing broker or dealer.  The Advisor has determined that all of the research products and services purchased through the use of commissions paid out of the Funds’ and other clients’ accounts constitute eligible research services under Section 28(e), and provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities with respect to those accounts.

Historically, all of the brokerage commissions paid by the Funds have been paid to brokers and dealers who have provided research services to the Advisor.  The brokerage commissions on stock trades have amounted to an average of $.05 per share.  The Advisor believes that the brokerage commissions paid by the Funds have been reasonable in light of the quality of the execution and research services received.  The Advisor generally does not have any directed brokerage or other formal arrangements with brokers or dealers under which the Advisor directs or specifically allocates a certain level of trading activity.  Rather, various portfolio managers and research analysts employed by the Advisor regularly cast votes for broker-dealers based on the nature and quality of the research services they provide, and the Advisor’s managed account trading desk takes those votes into consideration, as part of the Advisor’s obligation to seek best execution, in selecting brokers and dealers to execute portfolio transactions for the Funds and the Advisor’s other managed accounts.  However, in the case of research services currently provided by International Strategy & Investment Group (“ISI”), the Advisor attempts to provide a specific level of annual commissions to a particular broker-dealer as consideration for the receipt of such services.  The services provided by ISI involve third party research data, reports and analyses on economic and market trends at a budgeted annual commission level of $40,000.  These commissions may be paid by the Funds and other accounts managed by the Advisor.  During the fiscal year ended December 31, 2010, pursuant to this arrangement with ISI, the Large Cap Fund paid total brokerage commissions of $6,079 on transactions with a principal value of $4,482,097; and the MidCap Fund paid total brokerage commissions of $6,576 on transactions with a principal value of $4,969,047.

In addition, the Advisor has three arrangements involving the use of brokerage commissions to pay for research services provided by third party research firms.  Under an arrangement with QSG Research (“QSG”), QSG provides quantitative data that ranks companies based on revenue growth, cash flow growth, earnings momentum, growth sustainability and dividend growth.  The cost of QSG’s research is $25,000 per year.  During the fiscal year ended December 31, 2010, pursuant to this arrangement with QSG, the Large Cap Fund paid total brokerage commissions of $3,736 on transactions with a principal value of $3,810,249; and the MidCap Fund paid total brokerage commissions of $7,328 on transactions with a principal value of $5,008,449.

Under an arrangement with Market Trends Investors (“MTI”), MTI provides research and analysis on macroeconomic conditions, trends and movements, sector trend and rotation analyses and weekly communications with and direct access upon request to MTI analysts. The cost of MTI’s research is $30,000 per year.  The Advisor pays for a portion of MTI’s research in hard dollars.  During the fiscal year ended December 31, 2010, pursuant to this arrangement with MTI, the Large Cap Fund paid total brokerage commissions of $3,259 on transactions with a principal value of $2,851,882; and the MidCap Fund paid total brokerage commissions of $1,997 on transactions with a principal value of $2,134,026.

Under an arrangement with Cornerstone Analytics (“Cornerstone”), Cornerstone provides macro-level analytics for energy prices, including political and governmental analysis.  The cost of Cornerstone’s research is $5,000 per year.  During the fiscal year ended December 31, 2010, pursuant to this arrangement with Cornerstone, the Large Cap Fund paid total brokerage commissions of $1,139 on transactions with a principal value of $1,459,030; and the MidCap Fund paid total brokerage commissions of $1,599 on transactions with a principal value of $1,546,520.

The Advisor pays for the research provided by each of QSG, MTI, and Cornerstone not paid by the Advisor in hard dollars by placing trades with a broker-dealer (currently, BNY Convergex is used) that takes responsibility for paying QSG, MTI, and Cornerstone, respectively.  The broker-dealer allocates $0.035 for each $0.05 in commissions paid by the Funds and other accounts managed by the Advisor toward payment for these research services.

Some broker-dealers indicate the amount of commissions they expect to receive in exchange for the provision of a particular research service.  Although the Advisor does not agree to direct a specific amount of commissions to a firm in that circumstance, it maintains an internal procedure to identify the broker-dealers that provide the Advisor with research services and the value of those research services, and seeks to direct sufficient commissions to ensure the continued receipt of research services it feels are valuable.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to it by the Funds.  The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds.  Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised.  Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s).

Brokerage may not be allocated based on the sale of Fund shares.  The Board, including a majority of the Independent Directors, has adopted policies and procedures designed to ensure that the selection of brokers is not influenced by considerations about the sale of Fund shares.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, or an affiliated person of the Advisor (as such term is defined in the 1940 Act), acting as principal.  However, pursuant to SEC rules, the Funds may engage the Advisor or an affiliate of the Advisor to act as broker in connection with purchases or sales of portfolio securities effected on an agency basis.  To date, the Funds have not done so.  The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person is a member, except to the extent permitted by the SEC.

The Advisor manages numerous accounts in addition to the Funds and many of those accounts hold and invest in the same securities as the Funds.  The Advisor allocates investment opportunities across the Funds and its other similarly managed accounts in a fair and equitable manner, with no account(s) being favored over others.  In making investment allocations, the Advisor considers the clients’ investment goals and restrictions, uninvested cash, sector and issuer diversification, anticipated cash flows, risk tolerances, portfolio size and other relevant factors.  The Funds generally do not invest in initial public offerings of equity securities, so allocations of new issues are usually not required.

The Advisor may, when appropriate, aggregate purchases or sales of securities and allocate such trades among multiple client accounts, including the Funds.  The Advisor will aggregate orders when it believes it will be advantageous to do so, such as the possibility of obtaining more favorable execution and prices.  However, in some instances, bunching an order for a Fund with orders for other client accounts may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund because the Fund’s order is being shared with other accounts.  Aggregated orders that can only be partially filled will typically be allocated on a pro rata basis, subject to de minimis requirements.  Each account participating in an aggregated order will receive the same average price.

For the fiscal years ended December 31, 2010, 2009 and 2008, the following brokerage commissions were paid by the Funds, and all of those commissions were paid to brokers and dealers that provided research services to the Advisor:

Brokerage Commissions Paid During Fiscal Years Ended December 31,
	2010	2009	2008
LargeCap Fund	$27,001	$35,500	$35,500
MidCap Fund	$54,406	$48,770	$48,770

The Funds did not pay any commissions to brokers who were affiliated with the Funds or the Advisor during the past three fiscal years.

The Funds did not acquire any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during fiscal 2010, except for the LargeCap Fund which held 1,038 shares of The Goldman Sachs Group, Inc. ($174,550) as of December 31, 2010.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services
Pursuant to an Investment Advisory Agreement dated September 29, 2000, as amended (the “Advisory Agreement”), Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI  53202, furnishes continuous investment advisory services and management to the Funds.  The Advisor is an investment advisory and brokerage firm formed in the State of Wisconsin on December 29, 1919.

Baird Financial Corporation, a holding company, in combination with employees of the Advisor, owns substantially all of the outstanding stock of the Advisor.  Baird Holding Company, in combination with employees of the Advisor, owns substantially all of the outstanding stock of Baird Financial Corporation.  Employees of the Advisor own substantially all of the outstanding stock of Baird Holding Company.

The Advisory Agreement is required to be approved annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board or by the vote of the shareholders.  The Advisory Agreement was most recently approved by the Independent Directors on August 9, 2010.  The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on a 60-day notice.  The Advisory Agreement will continue in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually.  In the Advisory Agreement, the Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities.  These expenses do not include the cost of securities and other investments purchased or sold for a Fund and do not include brokerage commissions and any other transaction charges.  Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

As compensation for its advisory services, the LargeCap Fund and MidCap Fund pay to the Advisor a monthly management fee at the annual rate of 0.65% and 0.75%, respectively, of the average daily NAV of the applicable Fund.  From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Funds.  As described in the Prospectus, the Advisor has contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total annual fund operating expenses (excluding taxes, brokerage commissions and extraordinary items) of the LargeCap Fund and MidCap Fund to an annual rate of 0.75% and 0.85%, respectively, for the Institutional Class and 1.00% and 1.10%, respectively, for the Investor Class, through April 30, 2012.  Pursuant to the Advisory Agreement, the Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

For the fiscal years ended December 31, 2010, 2009 and 2008, the following management fees were incurred under the Advisory Agreement, of which the Advisor waived the following amounts:

Fiscal Year Ended	Advisory Fee	Waiver	Advisory Fee after Waiver

LargeCap Fund
December 31, 2010	$136,716	$(136,939)	$0
December 31, 2009	$119,299	$(118,040)	$1,259
December 31, 2008	$155,998	$(99,829)	$56,169

MidCap Fund
December 31, 2010	$221,088	$(133,302)	$87,786
December 31, 2009	$170,406	$(110,382)	$60,024
December 31, 2008	$221,704	$(101,968)	$119,736

In addition, the Advisor has contractually agreed to reimburse fees and expenses incurred by each Fund in connection with a Fund’s investments in other investment companies, if any, to the extent that such fees and expenses on an annual basis exceed 0.0049% of the Fund’s average daily net assets.  This expense reimbursement agreement will continue in effect at least through April 30, 2012 and will continue for successive renewal terms of one year, unless either the Board of Directors or the Advisor terminates the agreement prior to such renewal.

The Advisor may act as an investment advisor and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients in addition to the Funds.

Proxy Voting Policies

The Board has adopted proxy voting policies and procedures that delegate the authority to vote proxies to the Advisor, subject to the supervision of the Board.  The Board has also authorized the Advisor to retain a third party proxy voting service, such as ISS, to provide recommendations on proxy votes.  The Advisor’s proxy voting policies and procedures provide that the Advisor will typically vote proxies in accordance with the recommendations made by ISS, and in the best interest of clients and Fund shareholders.  However, because ISS guidelines do not address all potential voting issues and do not necessarily correspond to the Advisor’s opinions, there may be instances where the Advisor may not vote strictly according to ISS guidelines.  In such a case, the Advisor submits the matter to its proxy voting committee.

In situations where the Advisor’s interests conflict, or appear to conflict, with client interests, the proxy voting committee will take one of the following steps to resolve the conflict:

•	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

•	Vote the securities in accordance with the best interest of clients, as determined in good faith by the committee, without consideration of any benefit to the Advisor or its affiliates; or

•
If the securities are held by a Fund, disclose the conflict to the Board and obtain the Fund’s direction as to how to vote the proxies (which shall be determined by a majority of the Independent Directors).

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com, or both; and by accessing the SEC’s website at http://www.sec.gov.

Code of Ethics

The Company, the Advisor and the Distributor have adopted a joint written Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs the personal securities transactions of directors, officers and employees who may have access to current trading information of the Funds.  The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions.  The Code of Ethics includes pre-clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

Fund Administration

U.S. Bancorp Fund Services, LLC (“USBFS”) provides administrative personnel and services (including blue sky services) to the Company and the Funds.  Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide compliance services to the Funds and the Company.

For the fiscal years ended December 31, 2010, 2009 and 2008, the Funds paid the following administrative fees to USBFS:

Administration Fees Paid During Fiscal Years Ended December 31,
	2010	2009	2008
LargeCap Fund	$3,985	$4,106	$7,023
MidCap Fund	$5,472	$4,866	$8,689

Custodian

U.S. Bank, N.A. (“U.S. Bank”), 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the Funds’ assets.  Under the Custody Agreement between U.S. Bank and the Funds (the “Custody Agreement”), U.S. Bank has agreed to (i) maintain separate accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of a Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Company concerning the Funds’ operations.  U.S. Bank may, at its own expense, open and maintain a custody account or accounts on behalf of the Funds with other banks or trust companies, provided that U.S. Bank shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.  U.S. Bank and USBFS are affiliates.  U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

For the fiscal years ended December 31, 2010, 2009 and 2008, the Funds paid the following custody fees to U.S. Bank:

Custody Fees Paid During Fiscal Years Ended December 31,
	2010	2009	2008
LargeCap Fund	$5,395	$5,431	$4,483
MidCap Fund	$6,971	$4,223	$6,335

Transfer Agent

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Funds under a transfer agent servicing agreement.  As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Funds; (ii) make dividend payments and other distributions to shareholders of the Funds; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Funds.

For the fiscal years ended December 31, 2010, 2009 and 2008, the Funds paid the following transfer agency fees to USBFS:

Transfer Agency Fees Paid During Fiscal Years Ended December 31,
	2010	2009	2008
LargeCap Fund	$15,359	$15,495	$15,603
MidCap Fund	$15,528	$15,299	$15,145

Fund Accounting

In addition, the Funds have entered into a fund accounting servicing agreement with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds.  For the fiscal years ended December 31, 2010, 2009 and 2008, the Funds paid the following accounting fees to USBFS:

Accounting Fees Paid During Fiscal Years Ended December 31,
	2010	2009	2008
LargeCap Fund	$22,273	$22,339	$8,801
MidCap Fund	$23,372	$22,916	$9,829

Financial Intermediaries

From time to time, the Funds may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds, such as participants in 401(k) plans.  These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications regarding the Funds, and related services as the Funds or the intermediaries’ customers or such other persons may reasonably request.  In such cases, to the extent paid by the Funds, the Funds will not pay more for these services through intermediary relationships than it would if the intermediaries’ customers were direct shareholders in the Funds.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus under “The Investment Management Team,” each portfolio manager listed below is jointly responsible for the day-to-day management of each Fund he co-manages and, unless otherwise indicated, is jointly responsible for the day-to-day management of the other accounts set forth in the following table.

The following provides information regarding other accounts managed by the portfolio managers as of December 31, 2010.  The number of accounts listed in the following table includes accounts managed by the Advisor on a wrap-fee basis.

Portfolio Manager	Registered Investment Companies (excluding the Funds)			Other Pooled Investment Vehicles	Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

LargeCap Fund

Douglas E. Guffy	0	$0	0	$0	97	$142.3 million
Kenneth M. Hemauer	0	$0	0	$0	227	$280.7 million

MidCap Fund

Kenneth M. Hemauer	0	$0	0	$0	227	$280.7 million
Charles F. Severson(1)	0	$0	0	$0	130	$137.4 million

(1) Includes 1 account for which Mr. Severson has sole management responsibility.

The Advisor and its individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Funds, these accounts may include separate accounts, collective trusts, and a portion of a state 529 education savings plan portfolio.  The Advisor manages potential conflicts of interest between a Fund and other types of accounts through trade allocation policies and oversight by the Advisor’s investment management departments and compliance department.  Allocation policies are designed to address potential conflicts of interest in situations where two or more Funds and/or other accounts participate in investment transactions involving the same securities.

Compensation of Portfolio Managers

The Advisor compensates portfolio managers with a base salary and an annual incentive bonus.  A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities.  A portfolio manager’s bonus is determined primarily by pre-tax investment performance of the accounts, including the Funds, and the revenues and overall profitability of the Advisor and in certain cases, the revenues from and retention of accounts managed by a particular portfolio manager.  Performance is measured relative to the appropriate benchmark’s long and short-term performance, measured on a one-three-five-year basis, as applicable, with greater weight given to long-term performance.  Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in the Advisor, Baird Holding Company or Baird Financial Corporation.  Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by the Advisor.

Ownership of Fund Shares by Portfolio Managers

As of December 31, 2010, the portfolio managers beneficially owned the following amounts (by dollar range) in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the LargeCap Fund	Dollar Range of Equity Securities in the MidCap Fund
Douglas E. Guffy	$50,001 - $100,000	$10,001 - $50,000
Kenneth M. Hemauer	$100,001 - $500,000	$100,001 - $500,000
Charles F. Severson	$100,001 - $500,000	$500,001 - $1,000,000

The above ownership information relates only to the Institutional Class shares of the Funds.

DISTRIBUTOR

Robert W. Baird & Co. Incorporated also serves as the principal distributor for shares of the Funds pursuant to a Distribution Agreement with the Company dated September 26, 2000, as amended (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The offering of the Funds’ shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the Rule 12b-1 fees payable under the Distribution and Shareholder Servicing Plan, discussed below.

During each of the fiscal years ended December 31, 2010, 2009 and 2008, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Funds.  The Distributor retained a portion of the Rule 12b-1 fees, as described below.

DISTRIBUTION PLAN

The Board, including a majority of the Independent Directors, adopted a Distribution and Shareholder Servicing Plan (the “Plan”) for the Funds pursuant to Rule 12b-1 under the 1940 Act.  The Plan authorizes payments by a Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund’s average daily NAV.  Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board.  Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials.  To the extent any activity is one which a Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.  The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee.  It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases the Investor Class’ expenses from what they would otherwise be.  A Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on the Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Independent Directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Amounts Expensed Under the Plan

For the fiscal year ended December 31, 2010, the following amounts were paid pursuant to the Plan:

Fund	12b-1 Payments Paid
LargeCap Fund	$613
MidCap Fund	$3,396

Of these amounts, payments were made for the following activities:

Actual Rule 12b-1 Expenditures Incurred by the LargeCap Fund During the Fiscal Year Ended December 31, 2010
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$613
Compensation to sales personnel	$0
Other	$0
Total	$613

Actual Rule 12b-1 Expenditures Incurred by the MidCap Fund During the Fiscal Year Ended December 31, 2010
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$3,396
Compensation to sales personnel	$0
Other	$0
Total	$3,396

Interests of Certain Persons

With the exception of the Advisor, in its capacity as the Funds’ investment advisor and principal underwriter of Fund shares, no “interested person” of a Fund, as defined in the 1940 Act, and no director of the Company has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

The continuation of the Plan is approved annually by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Funds and have no direct or indirect financial interest in the Plan or any related agreements.  The Board has determined that the Plan is likely to benefit Investor Class shares by providing an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to Investor Class shareholders.  The Board also determined that the Plan was important to the continued viability of the Investor Class because it is intended to increase assets under management, which in turn should result in certain economies of scale.

Revenue Sharing Payments

The Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to broker-dealers and other financial intermediaries who market and sell shares of the Funds and/or who provide various administrative, sub-accounting and shareholder services.  This practice is known as “revenue sharing.”  These payments, if made, would be in addition to the 12b-1 fees payable out of Fund assets to firms that sell Investor Class shares.  The revenue sharing payments may specifically be made in connection with the inclusion of the Funds in certain programs offered by broker-dealers or other financial intermediaries, invitations to conferences and seminars held or sponsored by those firms, access to branch offices and sales representatives of those firms and opportunities to make presentations and provide information to them.  Revenue sharing payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts.  The Distributor currently has revenue sharing agreements with the following firms, under which the Distributor pays amounts other than the 12b-1 fee: Charles Schwab, Edward Jones & Co., Fidelity (National Financial), Pershing, M&I Trust Company, Prudential, Raymond James and Merrill Lynch.

The Advisor may also pay cash or non-cash compensation to sales representatives of broker-dealers and other financial intermediaries in the form of occasional gift, meals and entertainment, and pay for exhibit space or sponsorships at regional or national events of broker-dealers and other financial intermediaries.

Referral Program

As indicated in the Prospectus, the Distributor has a referral program under which it may pay compensation to registered representatives of the Distributor for their efforts in selling Institutional Class shares.  Such compensation will not exceed 0.10% per year of the value of the Institutional Class share accounts for which the registered representative is responsible.

The prospect of receiving, or the receipt of additional payments or other compensation as described above may provide the Distributor’s registered representatives with an incentive to favor sales of shares of the Funds and other mutual funds whose affiliates offer similar compensation over the sale of shares of mutual funds that do not make such payments.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company may disclose information about the Funds’ portfolio holdings only in the following circumstances:

•
Each Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company discloses the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC within 10 calendar days after mailing its annual and semi-annual reports to shareholders.

•
The Funds’ full portfolio holdings (without showing numbers of shares or dollar values) as of month-end and top ten holdings as of quarter-end are posted on the Company’s website no earlier than five business days after month-end and quarter-end, respectively.  The monthly holdings information will remain posted on the website until the end of the following month.  The quarterly top ten holdings information appears in each Fund’s fact sheet, which will remain posted on the website until the end of the following applicable calendar quarter.

•
The Funds may also provide portfolio holdings information to various ratings agencies, consultants, broker-dealers, investment advisers, financial intermediaries, investors and others, upon request, so long as such information, at the time it is provided, is posted on the Company’s website or otherwise publicly available.

In limited circumstances, for the business purposes described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on the Company’s website.

•
The Advisor may disclose Fund portfolio holdings to the Funds’ service providers (administrator, fund accountant, custodian, transfer agent and independent pricing service) in connection with the fulfillment of their duties to the Funds.  These service providers are required by contract with the Funds to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

·
The Advisor may disclose Fund portfolio holdings to persons who owe a fiduciary duty or other duty of trust or confidence to the Funds, such as the Funds’ legal counsel and independent registered public accounting firm.

•
Disclosure of portfolio holdings as of a particular date may be made in response to inquiries from consultants, prospective clients or other persons, provided that the recipient signs a confidentiality agreement prohibiting disclosure and misuse of the holdings information.

The Company is prohibited from entering into any other arrangements with third parties to disclose information regarding the Funds’ portfolio securities without (1) prior approval of the Advisor’s legal and compliance departments; and (2) the execution of a confidentiality agreement by the third parties.  No compensation or other consideration may be received by the Funds or the Advisor in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board has delegated to the CCO the responsibility to monitor the foregoing policy and to address any violations thereof.  The CCO reports to the Board and the Board reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Advisor or any other Fund affiliate.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.  Mr. John McVoy has been designated as the Company’s anti-money laundering compliance officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertaking a complete and thorough review of all new account applications.  The Company will not transact business with any person or entity whose identity cannot be adequately verified.

Pursuant to the USA PATRIOT Act and the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
STATEMENTS

Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, Illinois 60604, has been selected as independent registered public accounting firm of the Funds.  As such, it is responsible for auditing the financial statements of the Funds.

The audited financial statements for the Funds for the fiscal year ended December 31, 2010, together with the report of Grant Thornton LLP, independent registered public accounting firm, that appear in the Funds’ Annual Report for the fiscal year ended December 31, 2010 are incorporated herein by reference.

COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Funds.

PERFORMANCE

From time to time, the total return of Investor Class shares and Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.  Performance information is generally available by calling the Funds (toll-free) at 1-866-44BAIRD.